UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): June 27, 2018

AGEAGLE AERIAL SYSTEM INC.

(Exact name of registrant as specified in charter)

Nevada	3721	88-0422242
(State of Incorporation)	(Primary Standard Industrial Classification Code Number.)	(IRS Employer Identification No.)

117 S. 4th Street

Neodesha, Kansas 66757
(Address Of Principal Executive Offices) (Zip Code)

620-325-6363
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Management of AgEagle Aerial Systems Inc. (the “Company”) has prepared a slide presentation for prospective investors, which has been posted on the Company’s website at http://ageagle.com/sights-on-sustainable-farming/. The presentation relates to the Company’s business strategies on sustainable farming industry.

A copy of the slide presentation is attached to this report as Exhibit 99.1 and is incorporated by reference into this Item 7.01. In accordance with General Instruction B.2 to the Form 8-K, the information under this Item 7.01 and the slide presentation attached to this Form 8-K as Exhibit 99.1 shall be deemed to be "furnished" to the SEC and not deemed to be "filed" with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section.

Item 8.01	Other Events.

On June 27, 2018, the Company issued a press release announcing its business strategies on sustainable farming industry. A copy of the press release making the announcement is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Slide Presentation
99.2	Press Release dated June 27, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGEAGLE AERIAL SYSTEMS INC.

By:	/s/ Nicole Fernandez-McGovern
Name:	Nicole Fernandez-McGovern
Title:	Chief Financial Officer

Dated: June 27, 2018

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